UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 31, 2009 (March 31, 2009)

GOLDLEAF FINANCIAL SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-25959	62-1453841
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

350 Technology Parkway, Suite 200, Norcross, Georgia 30071

(Address of Principal Executive Offices)

678-966-0844

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

On March 31, 2009, Goldleaf Financial Solutions, Inc., the registrant (“Goldleaf”), issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release describes Goldleaf’s financial results for three-month and twelve-month periods ended December 31, 2008.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit
99.1	Press Release dated March 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDLEAF FINANCIAL SOLUTIONS, INC.

By:	/s/ Scot Kees
Name:	Scot Kees
Title:	General Counsel

Date:       March 31, 2009